UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  March 1, 1999
                                                       -----------------


                               VLSI TECHNOLOGY, INC.
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)


         Delaware                     000-11879               94-2597282
----------------------------        -------------        -------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


         1109 McKay Drive, San Jose, California                 95131
    -------------------------------------------------         ----------
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (408) 434-3000
                                                    --------------


                                  Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         See attached press release.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              99.1   Press Release dated February 26, 1999.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        VLSI TECHNOLOGY, INC.



                        /s/ Thomas C. Tokos
                        ---------------------------------------------------
                        Thomas C. Tokos
                        Vice President, General Counsel and Secretary

                        Date:  March 1, 1999